ZEVENBERGEN GENEA FUND
INVESTOR CLASS (ZVGNX)
INSTITUTIONAL CLASS (ZVGIX)
Supplement dated March 23, 2021
to the Prospectus and Statement of Additional Information (the “SAI”)
dated October 31, 2020
Effective April 1, 2021, the advisory fee of the Zevenbergen Genea Fund (the “Fund”) will decrease from 0.90% to 0.80%. Also effective April 1, 2021, the limits on total annual fund operating expenses will decrease from 1.25% to 1.15% for the Fund’s Investor Class and from 1.00% to 0.90% for the Fund’s Institutional Class shares.
Consequently, the Annual Fund Operating Expenses table and Example on Page 7 of the Prospectus are deleted and replaced with the following:
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class		Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses		0.83%		0.80%
Shareholder Servicing Fees	0.15%		0.10%
Remainder of Other Expenses	0.68%		0.70%
Total Annual Fund Operating Expenses		1.88%		1.60%
Less: Fee Waiver and/or Expense Reimbursement		-0.58%		-0.60%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)		1.30%		1.00%

(1)Zevenbergen Capital Investments LLC (the “Adviser” or “ZCI”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.15% and 0.90% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least October 31, 2022, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts shown in the Example would be the same even if you did not redeem your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only until October 31, 2022). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$132	$502	$925	$2,104
Institutional Class	$102	$408	$766	$1,775
Also, in the section titled “Management of the Funds”, the second and third paragraphs beginning on Page 17 of the Prospectus are deleted and replaced with the following:
The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser provides the personnel needed to fulfill its obligations under its advisory agreement, performs certain administrative services and furnishes office space necessary to perform such duties. For its services, each Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.80% of the Fund’s average daily net assets. For the year ended June 30, 2020, the Adviser waived all management fees for the Zevenbergen Growth Fund and received an aggregate fee of 0.31%, after fee waivers, for the Zevenbergen Genea Fund. A discussion regarding the basis of the Board’s approval of the investment advisory agreement is available in the Funds’ semi-annual report to shareholders for the fiscal period ended December 31, 2020.
The Funds are responsible for their own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding shareholder servicing fees, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, merger or reorganization-related expenses, portfolio transaction expenses, interest expense and dividends paid on short sales, and extraordinary expenses ) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.15% and 0.90% of average daily net assets of each Fund’s Investor Class and Institutional Class shares, respectively, which may be terminated only by the Trust’s Board. Please see the Shareholder Servicing Fees section in the Share Class Information and Distribution Arrangements note below for additional fees charged by class. The Adviser may request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were waived or paid, subject to, after taking the recoupment into account, the Expense Caps at the time of waiver/payment or the Expense Caps at the time of recoupment, whichever is lower.

In addition, in the section titled “The Funds’ Investment Adviser”, the second paragraph on Page 18 of the SAI is deleted and replaced with the following:
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, each of the Funds pays the Adviser a monthly management fee that is calculated at the annual rate of 0.80% of the Fund’s average daily net assets.

Please retain this supplement with the Prospectus and SAI
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